UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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BNY Mellon Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BNY MELLON FUNDS Trust
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
www.bny.com/investments/us/en/intermediary/products/bny-mellon
November 5, 2026
Dear Shareholder:
BNY Mellon Funds Trust (the "Trust") will hold a special shareholder meeting, on behalf of the funds that are series of the Trust (the "Funds"), on December 16, 2026 in a virtual meeting format only. Shareholders of each Fund will be asked to elect Board members of the Trust. One of the nominees is a current Board member of the Trust (the "Current Board Member Nominee") and all of the other nominees are current Board members of BNY Mellon ETF Trust and BNY Mellon ETF Trust II (together, the "ETFs"). The election of additional Board members to the Trust is being proposed to fill vacancies on the Board when all of the current Board members, with the exception of the Current Board Member Nominee, retire at the end of 2026 and to consolidate the Trust's Board with the Boards of the ETFs.  Consolidating the Boards of the Trust and ETFs may provide certain administrative efficiencies for the Funds and series of the ETFs.  The enclosed proxy statement describes the nominees' qualifications and each of their respective current roles overseeing the Trust or the ETFs, as the case may be. Please take the time to read the enclosed materials.
Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls. If you own shares of more than one Fund on the record date for the meeting, please note that each Fund is included on one proxy card.
To vote, you may use any of the following methods:
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By Mail.  Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
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Over the Internet.  Have your proxy card available.  Go to the website listed on the proxy card.  Enter your control number from your proxy card.  Follow the instructions on the website.

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By Telephone.  Have your proxy card available.  Call the toll-free number listed on the proxy card.  Enter your control number from your proxy card.  Follow the recorded instructions.
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At the Meeting.  You will not be able to attend the meeting physically, but you may attend the meeting virtually and vote over the Internet during the meeting.
If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-800-610-8229.  If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for accounts held by BNY Brokerage Services.  Holders of direct accounts should call 1-800-373-9387.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Funds money because they would not have to pay for return-mail postage. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.
Your vote is very important to us. If you have any questions before you vote, please call the Funds' proxy tabulator, Equiniti Fund Solutions, at 1-800-487-4870. Thank you for your response and for your continued investment with BNY Mellon Funds Trust.
Sincerely,

Lisa M. Sampson
President
BNY Mellon Funds Trust

BNY Mellon Funds Trust
Notice of Special Meeting of Shareholders
To the Shareholders:
A Special Meeting of Shareholders (the "Meeting") of BNY Mellon Funds Trust (the "Trust"), on behalf of the funds that are series of the Trust (the "Funds"), will be held over the Internet in a virtual meeting format only on Wednesday, December 16, 2026 at 10:00 a.m.  The Meeting is being held for the following purpose:
To elect Board members of the Trust to hold office until their successors are duly elected and qualified.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record at the close of business on November 2, 2026 will be entitled to receive notice of the Meeting and to vote on the proposal.  Shareholders of the Funds will vote as a single class (which includes all Funds and classes of shares of the Funds) on the proposal.
To participate in the Meeting virtually, you must request the Meeting credentials by emailing attendameeting@equiniti.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write the name of the Trust in the subject line.  The Meeting will begin promptly at 10:00 a.m. on Wednesday, December 16, 2026.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting to attend the Meeting virtually.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@equiniti.com.  You may also forward proof of ownership from your intermediary to attendameeting@equiniti.com.  Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Monday, December 14, 2026.  You will receive a confirmation email from attendameeting@equiniti.com of your registration and control number that will allow you to vote at the Meeting.
If you have any questions after considering the enclosed materials, please call the Trust's proxy tabulator, Equiniti Fund Solutions, at 1-800-487-4870.
PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Trustees

Sarah S. Kelleher
Secretary

New York, New York
November 5, 2026

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN thirty percent (30%) of the TRUST's outstanding shares entitled to vote at the Meeting IS REPRESENTED. IN THAT EVENT, THE TRUST, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY Mellon Funds TRUST

PROXY STATEMENT
Special Meeting of Shareholders to be held on Wednesday, December 16, 2026
This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon Funds Trust (the "Trust"), on behalf of the funds that are series of the Trust (the "Funds"), to be used at a Special Meeting of Shareholders (the "Meeting") of the Funds to be held on Wednesday, December 16, 2026 at 10:00 a.m., over the Internet in a virtual meeting format only, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  The Funds are:  BNY Mellon Asset Allocation Fund ("AAF"), BNY Mellon Bond Fund ("BF"), BNY Mellon Emerging Markets Fund ("EMF"), BNY Mellon International Fund ("IF"), BNY Mellon Massachusetts Intermediate Municipal Bond Fund ("MIMBF"), and BNY Mellon Small Cap Multi-Strategy Fund ("SCMSF").
Shareholders of record at the close of business on November 2, 2026 (the "Record Date") are entitled to receive notice of the Meeting and to vote on the proposal.  Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held as of the Record Date. Shareholders of the Funds will vote as a single class (which includes all Funds and classes of shares of the Funds) on the election of Board members.  An affirmative vote of a plurality of the shares present or represented by proxy for all Funds that compose the Trust voting as a single class is required to elect the nominees for election as Board members.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the election of the nominees as Board members. If the enclosed proxy card is properly executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.  If no voting
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instructions are provided with respect to Fund shares for which BNY Wealth or its affiliates has voting authority, such shares will be voted in accordance with such firm's proxy voting policies and procedures.
Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this proxy statement.
It is estimated that proxy materials will be mailed to shareholders of record on or about November 13, 2026.  To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below.  The Trust will begin sending you individual copies promptly after receiving your request.
The principal executive office of the Trust is located at 200 Park Avenue, New York, New York 10166.  A copy of the Funds' most recent Annual Report to Shareholders is available upon request, without charge, by visiting www.bny.com/investments/us/en/intermediary/products/bny-mellon, writing to the Trust at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434, calling your financial adviser or calling toll-free 1-800-373-9387.
IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

The Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card, and any additional proxy soliciting materials are available at www.bny.com/proxy.
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PROPOSAL: ELECTION OF Board Members
The Nominees.  It is proposed that shareholders of the Funds consider the election of the individuals listed below (the "Nominees") as Board members of the Trust.  The Nominees were selected and nominated by those members of the current Board of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust ("Independent Board Members").
One of the Nominees — Kim D. Kelly — is a current Board member of the Trust and all of the other Nominees — J. Charles Cardona, Kristen M. Dickey, F. Jack Liebau, Jr., Jill I. Mavro, Kevin W. Quinn and Stacy L. Schaus — are not Board members of the Trust but are current Board members of BNY Mellon ETF Trust and BNY Mellon ETF Trust II (together, the "ETFs").  The election of additional Board members to the Trust is being proposed to fill vacancies on the Board when the current Board members of the Trust, except Ms. Kelly, retire at the end of 2026.  The election of additional Board members to the Trust also will serve to consolidate the Trust's Board with the Boards of the ETFs, as Ms. Kelly has been nominated to serve as a Board member of the ETFs.  Consolidating the Boards of the Trust and ETFs may provide certain administrative efficiencies for the Funds and series of the ETFs.  This proxy statement describes the Nominees' qualifications and each of their respective current roles overseeing funds in the BNY Funds Complex.  Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of the Trust if elected.
The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. Each Nominee elected will serve as an Independent Board Member of the Trust commencing, subject to the discretion of the Board, on or about January 1, 2027, with the exception of Ms. Kelly who currently is an Independent Board Member of the Trust, and until his or her successor is duly elected and qualified.  It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the Trust's Board reserves the right to substitute another person or persons of the Board members' choice as nominee or nominees.
Board's Oversight Role in Management.  The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily BNY Mellon Investment Adviser, Inc., each Fund's investment adviser (the "Investment Adviser" or "BNYIA"), and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from
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senior personnel of service providers, including senior personnel of the Investment Adviser and its affiliates, the Head of Investment Strategy for BNY Wealth (or a senior representative of her office), the Trust's and the Investment Adviser's Chief Compliance Officers and portfolio management personnel.  The Board's audit committee (which consists of all of the Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Funds' independent registered public accounting firm and the Trust's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, liquidity, derivatives, credit, investment research and securities lending.  As warranted, the Board also receives informational reports from the Board's independent legal counsel and separate counsel to the Trust regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, the Investment Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to a Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to a Fund, and the Board's risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Trust's Board members be Independent Board Members and as such are not affiliated with the Investment Adviser. For certain important matters, such as the approval of each Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the Trust's Board members, including the Chairman of the Board, are Independent Board Members. The Trust's Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Trust, including, but not limited to:  (i) the services that the Investment Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Trust and each Fund are conducted by Trust officers and employees of the Investment Adviser and its affiliates; and (iii) the Board's oversight role in management of the Trust.
Information About Each Nominee's Experience, Qualifications, Attributes or Skills.  The Nominees for Board member of the Trust, together with information as to their positions with the Trust, if any, principal occupations and other board memberships for at least the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about each Nominee's ownership of Fund shares, and other relevant information is set forth in Exhibit A to this proxy statement.
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Nominees
Name (Age) of Nominee	Principal Occupation for at Least the Past 5 Years	Other Board Memberships Held During at Least the Past 5 Years

J. Charles Cardona (70)
BNY Mellon ETF Trust, Chairman and Trustee (2020 – Present); BNY Mellon ETF Trust II, Chairman and Trustee (2024 – Present);
BNY Mellon Family of Funds, Interested Director (2014 – 2018), and Independent Director (2019 – Present);
BNY Mellon Liquidity Funds, Director (2004- 2024) and Chairman (2019-2021)
N/A

Kristen M. Dickey (57)
Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018); Independent board director of Marstone, Inc., a financial technology company (2018-2026); Partner for Aquarian Holdings (2024-2025)
N/A

F. Jack Liebau, Jr. (63)	Corporate director (since 2015); Managing Director at Beach Investment Counsel, a financial advisory firm (2020 – 2024)
Myers Industries, an industrial company, Director (since 2015) and Chairman of the Board (since 2016); STRATTEC Security Corp., an automotive power and security solutions company, Director (since 2023) and Chairman of the Board (since 2024); and Motorcar Parts of America, an automotive parts company, Director (2024-2025)

Jill I. Mavro (54)
Founder and President of Spoondrift Advisory, LLC, an investment management consulting company (since 2018); Managing Director at Transaction Strategies, LLC (formerly CapWGlobal, LLC), a financial technology consulting company (2020 – 2025)
GoldenTree Opportunistic Credit Fund, Trustee (since 2025); and Investment Managers Series Trust, Trustee (since 2025)

Kevin W. Quinn (67)	Partner at PricewaterhouseCoopers, LLC (until 2019)	N/A

Stacy L. Schaus (66)	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (2019 – 2021)	N/A
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Nominee and Current Board Member
Kim D. Kelly (70) Board Member Since 2008	Consultant (2005 – Present)	MCG Capital Corp., a business development company, Director (2004 – 2015); and HITV, broadcasting, President (2015 – 2019)

Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Board members (this information for the current Board members not standing for re-election is set forth on Exhibit A).  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a Board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Independent Board Member nominees. To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Trust's or the Investment Adviser's counsel; counsel to the Trust and independent legal counsel to the Board have significant experience advising funds and fund Board members.  The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance at least on an annual basis.
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Nominees
J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of The Dreyfus Corporation, the predecessor company of BNY Mellon Investment Adviser, Inc., and the Chief Executive Officer of Cash Investment Strategies, a division of Dreyfus Corp., until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, a predecessor firm to BNY Mellon Securities Corporation, the Funds' distributor, and he previously served as an Executive Vice President from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC Securities Corporation. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation (formerly, Dreyfus Service Corporation), which he joined in 1981.
Kristen M. Dickey – Ms. Dickey has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Dickey's career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014, and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as a consultant for Alliance Bernstein since 2026 and a Partner for Aquarian Holdings from 2024-2025.  Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent director of Marstone, Inc., a financial technology company, from 2018 to 2026, and as a non-executive director of AIMIA, Inc. from 2022 to 2023.  Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and as a trustee of the Battery Conservancy, from 2011-2022, where she is also the treasurer, 2011. She has served as an advisory board member for the nonprofits Girls Who Invest from 2018 to 2024 and the Council for Economic Education since 2017 and 2024, respectively.
F. Jack Liebau, Jr. – Mr. Liebau has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President
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and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015, Managing Director at Beach Investment Counsel from 2020 to 2024, and a private investor and corporate director since 2015.  Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries since 2015, the Chairman of the Board of Myers Industries since 2016, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company since 2017, an independent director of S3 Software, an unlisted software company serving media companies, since 2020, a director of automotive power and security solutions company STRATTEC Security Corp. since 2023 and the Chairman of the Board of STRATTEC Security Corp. since 2024, and a director of automotive parts company Motorcar Parts of America from 2024 to 2025.
Jill I. Mavro – Ms. Mavro has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. She brings over 30 years of experience in the asset management industry, having held a variety of leadership roles throughout her career. From 1995 to 2018, Ms. Mavro was with State Street Global Advisors (SSGA), where she initially worked in the asset servicing division from 1995 to 1997 before transitioning to the asset management division from 1997 to 2018. During her tenure, she held several senior positions, ultimately serving as Senior Managing Director, responsible for developing and managing strategic relationships with the firm's largest clients. Ms. Mavro is currently President and Founder of Spoondrift Advisory, LLC, an investment management consulting firm, since 2018. She also currently serves as an independent trustee for GoldenTree Opportunistic Credit Fund and Investment Managers Series Trust, each since 2025. From 2020 to 2025, she was a Managing Director at Transaction Strategies, LLC (formerly CapWGlobal, LLC). Her board service includes past and present roles with several organizations: Sectoral Asset Management from 2013 to 2015, Women in ETFs, Inc. since 2013, and the Overseers Board of Beth Israel Deaconess Medical Center since 2014. She also served on the SPDR Executive Committee at SSGA from 2014 to 2018.
Kevin W. Quinn – Mr. Quinn has served as an Independent Board Member and Chairman of the Audit Committee for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute.  Mr. Quinn has also served as trustee of the Catholic Charities – Archdiocese of Boston, MA from 2001 to 2013, Mutual Funds Against Cancer from 2003 to 2008, and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997 to 2000.
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Stacy L. Schaus – Ms. Schaus has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Schaus has over 37 years of experience in the financial and investment management industries.  She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a consulting firm, since 2019.  Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association (from 2010 to 2012) and the chairwoman (from 2018 to 2020) and executive committee member (from 2018 to 2021) of the nonprofit Employee Benefit Research Institute. She has served as a member of the financial technology committee of the nonprofit Society of Actuaries since 2019, and as an advisory board member of A&P Capital, a consulting firm, from 2019 until 2021.
Nominee and Current Board Member
Kim D. Kelly – Ms. Kelly has served as an Independent Board Member of the Trust since 2008.  Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields. From 2008 to 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations. Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., where she also served on the Board of Directors, Insight Communications Company, Inc. and Insight Midwest, L.P. From 2004 to 2016, Ms. Kelly served as a Director of MCG Capital Corporation, a business development company.
Board Committees.  The Trust's Board has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Board Members.
The function of the audit committee is (1) to oversee the Funds' accounting and financial reporting processes and the audits of the Funds' financial statements and (2) to assist in the Board's oversight of the integrity of the Funds' financial statements, the Funds' compliance with legal and regulatory requirements and the qualifications, independence and performance of the Funds' independent registered public accounting firm. A copy of the Trust's Audit Committee Charter, which describes the audit committee's purposes, duties and responsibilities, is available at www.bny.com/investments/proxy in the "BNY Audit Committee Charter" section.  The Trust's audit committee has determined that at least one Board member qualifies as an audit committee financial expert under the securities laws.
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The Trust's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in the Trust's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character and integrity, and business and professional experience.  The nominating committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o BNY Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.  The Nominating Committee Charter is not available on the Trust's or the Investment Adviser's website, but is attached as Exhibit B to this proxy statement.
The function of the compensation committee is to establish the appropriate compensation for serving on the Board.
The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.
Compensation. Each Nominee currently serves as a Board member of multiple funds in the BNY Funds Complex. The Trust's annual retainer fees and meeting attendance fees are allocated among each Fund on the basis of net assets, with the Chairman of the Board and Chairman of the Audit Committee receiving additional compensation. The Trust reimburses Board members for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Trust does not have a bonus, pension, profit-sharing or retirement plan.
The aggregate amount of compensation paid to each Nominee by the Trust, if any, for its fiscal year ended August 31, 2026, and the aggregate amount of compensation paid to each Nominee by all funds in the BNY Funds Complex for which the Nominee was a Board member during 2025, was as follows:
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Name of Nominee	Compensation from the Trust*	Aggregate Compensation from BNY Fund Complex Paid to Nominee (**)
J. Charles Cardona	N/A	$398,750 (33)

Kristen M. Dickey	N/A	$115,000 (18)

F. Jack Liebau, Jr	N/A	$115,000 (18)

Jill I. Mavro	N/A	$115,000 (18)

Kevin W. Quinn	N/A	$132,250 (18)

Stacy L. Schaus	N/A	$115,000 (18)

Kim D. Kelly	$160,000	$160,000 (12)
_________________________
*  Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings.
**  Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee served as a Board member in 2025.
The number of Board and committee meetings held during the Trust's fiscal year ended August 31, 2026 and the amount of compensation paid by the Trust in 2025 to the Trust's other Board members who are not standing for re-election, are set forth on Exhibit A.  Certain other information concerning the Trust's Board members and officers also is set forth on Exhibit A.
Required Vote
Provided a quorum is present, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members.
ADDITIONAL INFORMATION
Selection of Independent Registered Public Accounting Firm
The 1940 Act requires that the Trust's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Board Members. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Trust's independent auditors.  The Trust's
11

audit committee approved and the Trust's Board, including a majority of the Independent Board Members, ratified and approved the selection of KPMG LLP ("KPMG") as the independent auditors for the Funds' fiscal year ended in 2026 at a meeting held on September 15, 2025.  KPMG, a major international accounting firm, has acted as independent auditors of the Trust since the Trust's organization.
Independent Registered Public Accounting Firm Fees and Services
The following chart reflects fees billed by KPMG in the Funds' last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Funds), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by KPMG to the Trust and Service Affiliates. All services provided by KPMG were pre-approved as required.
Fund	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees	Fees Paid by Service Affiliates	Aggregate Non-Audit Fees Paid by Fund and Service Affiliates
AAF	$29,200/ $29,800	$7,700/ $7,800	$0/ $0	$0/ $0	$0/ $0	$0/ $0
BF	$34,600/ $35,400	$8,100/ $7,800	$0/ $0	$0/ $0	$0/ $0	$0/ $0
EMF	$32,800/ $33,500	$8,100/ $8,200	$0/ $0	$0/ $0	$0/ $0	$0/ $0
IF	$28,000/ $28,700	$7,900/ $8,000	$0/ $0	$0/ $0	$0/ $0	$0/ $0
MIMBF	$29,800/ $30,500	$8,100/ $8,200	$0/ $0	$0/ $0	$0/ $0	$0/ $0
SCMSF	$25,000/ $25,500	$8,100/ $8,200	$0/ $0	$0/ $0	$0/ $0	$0/ $0
__________________________

[1]	For the fiscal year ended August 31, 2025/2026.
[2]
Services to the Trust consisted of one or more of the following: (i) security counts required by Rule 17f-2 under the 1940 Act, (ii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iii) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Funds of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Board or other regulatory or standard-setting bodies.

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[3]
Services to the Funds consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

Audit Committee Pre-Approval Policies and Procedures.  The Trust's audit committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of KPMG's engagement for audit and non-audit services to the Funds and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG's independence. Pre-approvals pursuant to the Policy are considered annually.  In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.
Auditor Independence.  The Trust's audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining KPMG's independence.
A representative of KPMG will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
Service Providers
BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as each Fund's investment adviser.  A discussion regarding the basis for the Board approving the Trust's investment advisory agreement with BNYIA is available in the Trust's Form N-CSR for the fiscal year ended August 31, 2026.  BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.
Insight North America LLC ("Insight"), an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as the sub-adviser of (i) BNY Mellon Bond Fund, (ii) BNY Mellon Massachusetts Intermediate Municipal Bond Fund and (iii) BNY Mellon Asset Allocation Fund responsible for the portion of the Fund's assets allocated to the individual fixed-income securities.  Insight, subject to the Investment Adviser's supervision and approval, provides investment advisory
13

assistance and research and day-to-day management of respective Fund's assets or the portion of the respective Fund's assets allocated to Insight, pursuant to a sub-investment advisory agreement relating to the Fund.  Insight is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.  A discussion regarding the basis for the Board approving the sub-investment advisory agreement between BNYIA and Insight is available in the Trust's Form N-CSR for the fiscal year ended August 31, 2026.
Newton Investment Management Limited ("NIM"), an affiliate of the Investment Adviser, located at 60 Queen Victoria Street, London, EC4V, 4LA, United Kingdom, serves as the sub-adviser of BNY Mellon Emerging Markets Fund.  NIM, subject to the Investment Adviser's supervision and approval, provides investment advisory assistance and research and day-to-day management of the Fund's assets, pursuant to a sub-investment advisory agreement relating to BNY Mellon Emerging Markets Fund.  NIM is an indirect wholly-owned subsidiary of BNY founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.  A discussion regarding the basis for the Board approving the sub-investment advisory agreement between BNYIA and NIM is available in the Trust's Form N-CSR for the fiscal year ended August 31, 2026.  NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC ("NIMNA"), to enable NIMNA to provide certain advisory services to NIM for the benefit of BNY Mellon Emerging Markets Fund, including, but not limited to, portfolio management services.  NIMNA is subject to the supervision of NIM and the Investment Adviser.  A discussion regarding the basis for the Board approving the sub-sub-investment advisory agreement between NIM and NIMNA is available in the Trust's Form N-CSR for the fiscal year ended August 31, 2026.
NIMNA, an affiliate of the Investment Adviser, located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108, serves as the sub-adviser of (i) BNY Mellon Small Cap Multi-Strategy Fund and (ii) BNY Mellon International Fund.  NIMNA, subject to the Investment Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective Fund's assets, pursuant to a sub-investment advisory agreement relating to the Fund.  NIMNA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.  A discussion regarding the basis for the Board approving the sub-investment advisory agreement between BNYIA and NIM is available in the Trust's Form N-CSR for the fiscal year ended August 31, 2026.  NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, NIM, to enable NIM to provide certain advisory services to NIMNA for the benefit of the above-referenced Funds, including, but not limited to, portfolio management services.  NIM is subject to the supervision of NIMNA and the Investment Adviser.  A discussion regarding the basis for the Board approving the sub-sub-investment advisory agreement between NIM and NIMNA is available in the Trust's Form N-CSR for the fiscal year ended August 31, 2026.
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BNY Mellon Securities Corporation, a wholly-owned subsidiary of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of each Fund's shares.
The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of each Fund.
BNY Mellon Transfer, Inc., an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Transfer Agent, Dividend-Paying Agent and Registrar for each Fund.
Voting Information
To vote, you may use any of the following methods:
●
By Mail.  Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
●
Over the Internet.  Have your proxy card available.  Go to the website listed on the proxy card.  Enter your control number from your proxy card.  Follow the instructions on the website.
●
By Telephone.  Have your proxy card available.  Call the toll-free number listed on the proxy card.  Enter your control number from your proxy card.  Follow the recorded instructions.
●
At the Meeting.  You will not be able to attend the Meeting physically, but you may attend the Meeting virtually.  Any shareholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.
If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-800-610-8229. If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for accounts held by BNY Brokerage Services. Holders of direct accounts should call 1-800-373-9387.
Shareholders of each Fund and classes of shares of the Fund will vote together as a single class to elect Nominees and the voting power of the shares of each Fund and class of shares of the Fund will be counted together in determining the results of the voting.  Total voting power of a Fund taken as a whole is determined by the number of shares outstanding (including fractional shares) of the Fund as of the Record Date.
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Shares represented by properly executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "FOR" the election of the Nominees.
If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" the Nominees and will have no effect on the result of the vote.  However, because the Trust understands that a broker or nominee may exercise discretionary voting power with respect to the proposal to elect Board members, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Trust does not anticipate that there will be any "broker non-votes" at the Meeting.  If no voting instructions are provided with respect to Fund shares for which BNY Wealth or its affiliates has voting authority, such shares will be voted in accordance with such firm's proxy voting policies and procedures.
If you hold shares of a Fund through a broker-dealer or other intermediary that has entered into a service agreement with the Trust or the Trust's distributor, such intermediary may be the record holder of your shares.  At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal to elect Board members.  Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers.  In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.  Because of this practice, a small number of shareholders could determine how the Funds' shares are voted, if other shareholders fail to vote.
With respect to BNY-sponsored retirement accounts (each, a "BNY Retirement Account"), the relevant Retirement Custodial Account Agreement governing the BNY Retirement Account requires BNY, as the custodian of the BNY Retirement Account, to vote Fund shares held in such BNY Retirement Account in accordance with the BNY Retirement Account shareholder's instructions.  However, if no voting instructions are received, BNY may vote Fund shares held in the BNY Retirement Account in the same proportions as the Fund shares for which voting instructions are received from other BNY Retirement Account shareholders.  Therefore, if a BNY Retirement Account shareholder does not provide voting instructions prior to the Meeting, BNY will vote the BNY
16

Retirement Account shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Retirement Account shareholders.
With respect to Fund shares for which BNY Wealth or its affiliates have voting authority, such shares will be voted in accordance with such firms' proxy voting policies and procedures.
The cost of preparing, printing and mailing this proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as related reporting and tabulation costs, and legal and accounting expenses, which is estimated to total approximately $136,000, will be borne by the Funds.  Solicitation may be made by officers or employees of BNYIA, or by dealers and their representatives.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Trust or BNYIA may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Trust's proxy statement and proxy card.  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Trust or by attending the Meeting and voting virtually.
Thirty percent (30%) of the Trust's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting.  Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting virtually or by proxy.
17

OTHER MATTERS
The Trust's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matter.
The Trust does not hold annual meetings of shareholders.  Any shareholder proposal for inclusion in a proxy statement for the Trust's next shareholder meeting subsequent to this Meeting, if any, must be received by the Trust's Secretary at the offices of the Trust, 240 Greenwich Street, New York, New York 10286, in a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Trust's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Trust of any such proposal.  The fact that the Trust receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Trust's proxy materials since there are other requirements in the proxy rules relating to such inclusion.
Shareholders who wish to communicate with Board members should send communications to the attention of the Secretary of the Trust, c/o BNY Legal Department, 240 Greenwich Street, New York, New York 10286, and communications will be directed to the Board member or Board members indicated in the communication or, if no Board member or Board members are indicated, to the Chairman of the Board.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Trust, in care of BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.
Dated:  November 5, 2026
18

SCHEDULE 1
PERTAINING TO SHARE OWNERSHIP
Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Trust to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of October 14, 2026.
Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held

BNY Mellon Asset Allocation Fund ("AAF")
Class M 28,577,733.804	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	28,576,609.479	99.99%

Investor 774,907.973	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	194,127.823	25.05%
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	140,855.208	18.18%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	133,890.616	17.28%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	95,331.081	12.30%
	Raymond James & Associates 880 Carillon Parkway Saint Petersburg, FL 33716-1102	44,522.762	5.75%

BNY Mellon Bond Fund ("BF")
Class M 108,555,963.405	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	108,348,660.929	99.81%

Investor 971,834.874	National Financial Services LLC Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	223,689.700	23.02%
	Charles Schwab & Company Inc. 211 Main St	217,584.869	22.39%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
	San Francisco, CA 94105
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	105,354.869	10.84%
	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	101,264.549	10.42%
	UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	85,987.390	8.85%
	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	49,740.141	5.12%

BNY Mellon Emerging Markets Fund ("EMF")

Class M 11,949,749.650	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive	10,164,304.563	85.06%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
	Oaks, PA 19456-9989
	MAC & Co 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	1,720,273.151	14.40%

Investor 1,386,978.157	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	375,772.092	27.09%
	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	221,818.530	15.99%
	UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	142,835.337	10.30%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	124,674.233	8.99%
	J.P. Morgan Securities LLC 4 Chase MetroTech Ctr. Brooklyn, NY 11245-0003	100,075.018	7.22%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
BNY Mellon International Fund ("IF")
Class M 10,575,292.382	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	10,529,128.435	99.56%

Investor 1,096,050.669	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	292,467.366	26.68%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	228,930.098	20.89%
	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	209,666.723	19.13%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	85,575.851	7.81%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
	UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	69,649.266	6.35%
	Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	56,658.511	5.17%

BNY Mellon Massachusetts Intermediate Municipal Bond Fund ("MIMBF")

Class M 7,219,874.563	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7,077,173.408	98.02%

Investor 817,895.477	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	396,181.220	48.44%
	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive	127,637.355	15.61%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
	Oaks, PA 19456-9989
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	52,824.381	6.46%

BNY Mellon Small Cap Multi-Strategy Fund ("SCMSF")

Class M 5,727,955.328	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	4,598,130.805	80.28%
	BNY Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	929,924.616	16.23%

Investor 1,137,509.807	National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	232,911.653	20.47%
	Charles Schwab & Co., Inc. 101 Montgomery Street	229,797.894	20.20%

Name of Fund/Class and Number of Shares Outstanding	Name and Address	Number of Shares Owned	Percent of Shares Held
	San Francisco, CA 94104
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	96,727.524	8.50%
	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	72,159.628	6.34%

EXHIBIT A
PART I
Part I sets forth additional information regarding the Nominees, including the Nominee who is a current Board member (the "Current Board Member Nominee"), and the Board members who are not standing for re-election, Board and committee meetings and share ownership.
Nominees' and Current Board Member Nominee's Ownership of Fund Shares.  The table below indicates the dollar range of the Nominees' and the Current Board Member Nominee's ownership of shares of each Fund and shares of funds in the BNY Funds Complex in the aggregate, in each case as of December 31, 2025.

Fund	J. Charles Cardona	Kristen M. Dickey	F. Jack Liebau, Jr.	Jill I. Mavro

AAF	None	None	None	None
BF	None	None	None	None
EMF	None	None	None	None
MIMBF	None	None	None	None
IF	None	None	None	None
SCMSF	None	None	None	None

Aggregate holdings of funds in the BNY Funds Complex	Over $100,000	None	$50,001 - $100,000	Over $100,000

Fund	Kevin W. Quinn	Stacy L. Schaus	Kim D. Kelly

AAF	None	None	None
BF	None	None	None
EMF	None	None	None
MIMBF	None	None	None
IF	None	None	None
SCMSF	None	None	None

Fund	Kevin W. Quinn	Stacy L. Schaus	Kim D. Kelly

Aggregate holdings of funds in the BNY Funds Complex	$10,001 - $50,000	Over $100,000	$50,001 - $100,000
As of October 14, 2026, none of the Nominees or the Current Board Member Nominee or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.
INFORMATION PERTAINING TO THE BOARD OF the trust
●
The Trust does not have a formal policy regarding Board members' attendance at meetings of shareholders.  The Board members did not attend the Trust's most recent shareholder meeting.
●
The Current Board Member Nominee attended at least 75% of the meetings of the Board and committees of the Trust held in the last fiscal year.
●
The Board's audit committee met three times during the Trust's last fiscal year.
●
The compensation committee met once and the litigation and nominating committees did not meet during the Trust's last fiscal year.
Compensation Table.  The aggregate amount of compensation paid by the Trust for the Trust's fiscal year ended August 31, 2026 to each Board member who is not standing for re-election, and the aggregate amount of compensation paid to each such Board member by all funds in the BNY Funds Complex for which the Board member was a Board member during 2025, was as follows:
Name of Board Member	Compensation from the Trust*	Aggregate Compensation from BNY Fund Complex Paid to Board Member (**)
John R. Alchin	$160,000	$160,000 (12)

Name of Board Member	Compensation from the Trust*	Aggregate Compensation from BNY Fund Complex Paid to Board Member (**)
Ronald R. Davenport	$160,000	$160,000 (12)

Patrick J. O'Connor	$190,000	$190,000 (12)

Kevin C. Phelan	$160,000	$160,000 (12)

Patrick J. Purcell	$160,000	$160,000 (12)

Thomas F. Ryan, Jr.	$180,000	$180,000 (12)

Maureen M. Young	$160,000	$160,000 (12)

_________________________
*  Amounts shown do not include expenses reimbursed to Board members for attending Board meetings.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Board member served as a Board member in 2025.

PART II
Part II sets forth information regarding the officers of the Trust.  Each officer of the Trust holds office for an indefinite term until the officer's successor is elected and has qualified.
Name and Position with Trust (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
Lisa M. Sampson President (2025)[1]	50
Portfolio Manager, Asset Allocation, BNYIA/BNY Wealth since June 2022; Investment Solutions Manager, BNY Wealth since December 2020 and Senior Investment Research Analyst, BNY Wealth from March 2015 to December 2020.  She is an officer of one investment company (comprised of 6 portfolios) managed by the Investment Adviser.

JAMES WINDELS Treasurer (2001)	68
Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Trust (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	58
Chief Legal Officer of the Investment Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020.  He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

SARAH S. KELLEHER Vice President and Secretary (2014)[3]	51
Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021.  She is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Trust (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	36
Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021.  She is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

LISA M. KING Vice President and Assistant Secretary (2024)	58
Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023.  She is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2001)	61	Senior Managing Counsel of BNY. He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Trust (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
AMANDA QUINN Vice President and Assistant Secretary (2020)	41
Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024.  She is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERTO G. MAZZEO Assistant Treasurer (2024)	46
Financial Reporting Manager – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

GAVIN C. REILLY Assistant Treasurer (2005)	58	Tax Manager – BNY Fund Administration. He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SALVIOLO Assistant Treasurer (2007)	59
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Trust (Since)	Age	Principal Occupation and Business Experience For at Least the Past Five Years
ROBERT SVAGNA Assistant Treasurer (2002)	59
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 45 investment companies (comprised of 97 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH W. CONNOLLY Chief Compliance Officer (2004)	69
Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021.  He is Chief Compliance Officer of 43 investment companies (comprised of 75 portfolios) managed by the Investment Adviser.

Caridad M. Carosella Anti-Money Laundering Compliance Officer (2016)	58
Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust.  She is an officer of 41 investment companies (comprised of 91 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

________________
1 President since May 2025.
2 Chief Legal Officer since July 2021.
3 Secretary since April 2024; previously, Assistant Secretary.

Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.  The address of each officer of the Trust is 240 Greenwich Street, New York, New York 10286.

EXHIBIT B
BNY MELLON Funds TRUST
Nominating Committee Charter and Procedures
Organization
The Nominating Committee (the "Committee") of BNY Mellon Funds Trust (the "Trust") shall be composed solely of Trustees ("Trustees") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust ("Independent Trustees").  The Board of the Trust (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.
Responsibilities
The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Trust and as Advisory Board Members (as defined below) of the Trust.
Evaluation of Potential Nominees
The Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Trustee nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:
●
the character and integrity of the person;
●
whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
●
whether or not the person has any relationships that might impair his or her service on the Board;
●
whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
●
whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
●
whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust; and
●
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.
In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Trustees and Advisory Board Members, the Committee may consider nominees for Independent Trustee recommended by shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 15th Floor, New York, New York  10286.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.
B-1

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Trustee and/or Advisory Board Member candidates, including the authority to approve its fees and other retention terms.  The Committee is empowered to cause the Trust to pay the compensation of any search firm or other consultant engaged by the Committee.
Nomination of Trustees
After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.
Advisory Board Members
The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members").  An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Trustee (subject to the Committee's evaluation of the factors set forth above for consideration of potential Trustee nominees) and does not otherwise serve the Trust in any other capacity.  An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Trust.  Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board.  An Advisory Board Member subsequently may be appointed as an Independent Trustee, or nominated and elected as an Independent Trustee, at which time he or she shall cease to be an Advisory Board Member.  Any Advisory Board Member may resign at any time.
Review of Charter and Procedures
The Committee shall review the charter and procedures from time to time, as it considers appropriate.
B-2

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G12-PROXY-26

PROXY CARD

BNY | INVESTMENTS

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

***VOTER PROFILE*:**

Voter ID: XXXXXXXX   Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX   Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 290-6433

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

BNY MELLON FUNDS TRUST
240 Greenwich Street
New York, NY 10286

The undersigned shareholder of the BNY Mellon Funds Trust (the "Trust"), on behalf of the funds that are series of the Trust, hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Trust standing in the name of the undersigned at the close of business on November 2, 2026, at a Special Meeting of Shareholders of the Trust to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Wednesday, December 16, 2026, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2026. The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available at www.bny.com/proxy. Please see the Proxy Statement or call (800) 487-4870 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 487-4870. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID   CUSIP

PROXY CARD

BNY MELLON FUNDS TRUST

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR ALL" on the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect the following nominees as Board members of the Trust: 1. J. Charles Cardona 2. Kristen M. Dickey 3. F. Jack Liebau, Jr. 4. Jill I. Mavro 5. Kevin W. Quinn 6. Stacy L. Schaus 7. Kim D. Kelly	O	O	O

*To withhold authority to vote for one or more specific nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP